                                                                    EXHIBIT 99.4

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]
                               New York, New York


                       REPORT OF INDEPENDENT ACCOUNTANTS

July 13, 1999, except for Note 12,
as to which the date is July 15, 1999

To the Stockholder and Board of Directors of Triak Services Corp.


In our opinion, the accompanying statement of financial condition and the related statements of income, changes in stockholders' equity, changes in subordinated borrowings and cash flows present fairly, in all material respects, the financial position of Triak Services Corp. at May 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules I and II is presented by management for the purpose of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Rule 17a-5 under the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




/s/ PRICEWATERHOUSECOOPERS LLP

TRIAK SERVICES CORP.
STATEMENT OF FINANCIAL CONDITION
MAY 31, 1999
--------------------------------------------------------------------------------



ASSETS

Cash                                                               $    34,916
Receivables
  Clearing broker                                                    9,483,301
  Other                                                              1,233,142
Securities owned, at market value                                       12,050
Furniture, fixtures, equipment and leasehold improvements,
  net of accumulated depreciation of $6,149,355                      8,054,335
Computer software, net of accumulated amortization of $3,006,744     4,788,387
Deferred taxes                                                         220,594
Other assets                                                           948,176
                                                                   -----------

    TOTAL ASSETS                                                   $24,774,901
                                                                   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities
  Accounts payable and accrued compensation                        $ 5,414,779
  Securities sold, not yet purchased, at market value                    4,579
                                                                   ------------

    TOTAL LIABILITIES                                                5,419,358
                                                                   -----------
Subordinated borrowings                                              6,000,000
                                                                   -----------

Commitments and contingencies

Stockholder's equity
  Common stock - no par value; 200 shares authorized,
    100 shares issued and outstanding                               12,577,077
  Retained earnings                                                    778,466
                                                                   -----------

    TOTAL STOCKHOLDER'S EQUITY                                      13,355,543
                                                                   -----------

    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                     $24,774,901
                                                                   ===========



   The accompanying notes are an integral part of these financial statements.

TRIAK SERVICES CORP.
STATEMENT OF INCOME
FOR THE YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

Revenues
  Commissions                                                 $50,457,752
  Interest income                                               6,938,453
  Fee income                                                    4,308,393
                                                              -----------
                                                               61,704,598
                                                              -----------
Expenses
  Compensation and benefits                                    12,664,969
  Clearance and related brokerage charges                      18,814,569
  Communications                                                9,759,323
  Depreciation and amortization                                 4,655,490
  Advertising                                                   5,368,547
  Repairs and maintenance                                       1,645,375
  Occupancy costs and equipment rental                          1,370,322
  Professional fees                                             1,373,023
  Interest expense                                                407,501
  Travel and entertainment                                        288,914
  Other                                                         2,786,370
                                                              -----------

                                                               59,134,403
                                                              -----------

    INCOME BEFORE PROVISION FOR INCOME TAXES                    2,570,195

  Provision for income taxes                                    1,106,880
                                                              -----------

    NET INCOME                                                $ 1,463,315
                                                              ===========



   The accompanying notes are an integral part of these financial statements.

TRIAK SERVICES CORP.
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
FOR THE YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

                                       (ACCUMULATED
                                          DEFICIT)/
                           COMMON         RETAINED
                            STOCK         EARNINGS        TOTAL
                          -----------   -----------    -----------
Balance at June 1, 1998   $12,577,077   $  (684,849)   $11,892,228
Net income                         --     1,463,315      1,463,315
                          -----------   -----------    -----------
Balance at May 31, 1999   $12,577,077   $   778,466    $13,355,543
                          ===========   ===========    ===========



   The accompanying notes are an integral part of these financial statements.

TRIAK SERVICES CORP.
STATEMENT OF CHANGES IN SUBORDINATED BORROWINGS
FOR THE YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

Subordinated borrowings - June 1, 1998                          $ 6,000,000
Issuance (repayment) of subordinated borrowings                          --
                                                                -----------
Subordinated borrowings - May 31, 1999                          $ 6,000,000
                                                                ===========


   The accompanying notes are an integral part of these financial statements.

TRIAK SERVICES CORP.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------


Cash flows from operating activities
  Net income                                         $ 1,463,315
  Noncash items included in net income
    Depreciation and amortization                      4,655,490
    Deferred taxes                                      (220,734)
  (Increase) decrease in operating assets
    Receivable from
      Clearing broker                                 (1,826,571)
      Other                                             (560,206)
    Securities owned                                      86,902
    Other assets                                          58,750
  Increase (decrease) in operating liabilities
    Accounts payable and accrued compensation          1,925,909
    Payable to affiliates                               (740,358)
    Securities sold, not yet purchased                   (33,516)
                                                     -----------

      NET CASH PROVIDED BY OPERATING ACTIVITIES        4,808,981
                                                     -----------

Cash flows from investing activities
  Purchases of furniture, fixtures, equipment
    and leasehold improvements                        (1,186,484)
  Purchases of computer software                      (3,678,854)

                                                     -----------
      NET CASH USED IN INVESTING ACTIVITIES           (4,865,338)
                                                     -----------

Net decrease in cash                                     (56,357)
Cash at beginning of year                                 91,273
                                                     -----------

Cash at end of year                                  $    34,916
                                                     ===========

Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Income taxes                                     $ 1,316,637
                                                     ===========

    Interest                                         $   407,501
                                                     ===========


   The accompanying notes are an integral part of these financial statements.

TRIAK SERVICES CORP.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------


1. ORGANIZATION AND BUSINESS

   Triak Services Corp. (the "Company") is a wholly owned subsidiary of National Discount Brokers Group, Inc. (the "Parent"). The Company is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company provides discount brokerage services to individual investors under the name, National Discount Brokers or NDB.com ("NDB").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The Company's securities owned and securities sold, not yet purchased are stated at quoted market value. Management estimates that the fair values of other financial instruments recognized on the statement of financial condition (including receivables and accounts payable and accrued compensation) are approximated by their carrying values, as such financial instruments are short-term in nature, bear interest at current market rates or are subject to frequent repricing.

   Commissions are recorded on a trade-date basis.

   Depreciation on furniture, fixtures, equipment and computer software is provided on the straight-line method over their estimated useful lives. Amortization of leasehold improvements is provided on the straight-line method over the terms of the leases or the estimated useful lives of the improvements, whichever is less.

   Deferred income taxes are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

TRIAK SERVICES CORP.                                                           2
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

3. FURNITURE, FIXTURES, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

   Furniture, fixtures, equipment and leasehold improvements at May 31, 1999 consisted of the following:

   Furniture, fixtures and equipment                    $   12,033,536
   Leasehold improvements                                    2,170,154
                                                        --------------
                                                            14,203,690
   Less accumulated depreciation and amortization           (6,149,355)
                                                        --------------
                                                        $    8,054,335
                                                        ==============

4. INCOME TAXES

   The Company is included in the consolidated Federal income tax return of the Parent and combined income taxes for certain states and localities. Separate tax returns are filed in certain states as required. Under the terms of the tax sharing agreement with its Parent, the Company is allocated a provision for income taxes based on the tax that would have been determined on a separate tax return basis. Benefits to the extent available in the consolidated tax return are credited to the Company on a pro rata basis.

   Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At May 31, 1999, the Company had net deferred tax assets, which are primarily due to differences in the period in which reserves and deferred compensation is deductible for book and tax purposes. No valuation allowance has been established with respect to the net deferred tax asset because management of the Company concluded that it was more likely than not that the benefit would be realized.

   The income tax provision for the year ended May 31, 1999 consists of the following:

                                              STATE AND
                              FEDERAL           LOCAL             TOTAL

   Current                  $ 1,042,845      $   284,769       $ 1,327,614
   Deferred                    (171,950)         (48,784)         (220,734)
                            -----------      -----------       -----------
     Total                  $   870,895      $   235,985       $ 1,106,880
                            ===========      ===========       ===========


   The effective tax rate differs from the statutory tax rate primarily due to state and local taxes, net of Federal benefit.

TRIAK SERVICES CORP.                                                           3
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------


5. NET CAPITAL AND CUSTOMER RESERVE REQUIREMENTS

   The Company is subject to the SEC's Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital. The Company computes its net capital requirement pursuant to the alternative method, which requires that the Company maintain minimum net capital equal to the greater of $250,000 or 2% of aggregate debit balances arising from customer transactions. Although net capital and aggregate debit items change from day-to-day, at May 31, 1999, the Company had net capital of $4,104,021, which was $3,854,021 in excess of its required net capital of $250,000.

   The Company meets the exemptive provisions for the computation for determination of reserve requirements for broker-dealers under subparagraph
   (k)(2)(ii) of the SEC Rule 15c3-3.

6. EMPLOYEE BENEFIT PLANS

   The Company participates with affiliates in an employee deferred compensation plan covering substantially all employees, which qualifies under Section 401(k) of the Internal Revenue Code. The Company contributed approximately $43,000 for the year ended May 31, 1999.

7. TRANSACTIONS WITH RELATED PARTIES

   The Company receives fees from an affiliate for introducing transactions. For the year ended May 31, 1999, the Company received approximately $6,979,000 from its affiliate for such transactions, which is included in commissions in the statement of income.

   Other assets includes net amounts due for certain expenses paid by the Company on behalf of the Parent offset by the Company's share of the consolidated tax liability

   See Note 11 for additional related party disclosures.

8. COMMITMENTS

   The Company has long-term noncancelable operating leases for rental of office space at its various locations expiring at various dates through 2014. All leases are subject to escalation for increases in taxes, fuel and other costs.

TRIAK SERVICES CORP.                                                           4
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

    Commitments for minimum lease payments under noncancelable operating leases as of May 31, 1999 are as follows, exclusive of escalation charges:

    Fiscal year ending May 31,

    2000                                              $ 2,233,000
    2001                                                3,718,000
    2002                                                3,584,000
    2003                                                3,584,000
    2004                                                3,585,000
    Thereafter                                         34,550,000
                                                      -----------
                                                      $51,254,000
                                                      ===========


    Rent expense for the year ended May 31, 1999 was approximately $740,000.

9.  CONTINGENCIES

    The Company has been named as a defendant in lawsuits and arbitration proceedings and is involved in investigations that relate to, among other things, possible violations of Federal and state securities laws and regulations, and other laws. Although there can be no assurance that such lawsuits, arbitrations, proceedings and investigations involving the Company are not likely to have a material adverse effect on the operations of the Company in any future period, depending in part on the results for such period, based upon information currently available, management of the Company believes that any such lawsuits, arbitrations, proceedings and investigations are not likely to have a material adverse effect on the financial condition and results of operations or liquidity of the Company.

10. OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

    In the normal course of business, the Company clears securities transactions through an unaffiliated clearing broker on a fully disclosed basis. Pursuant to the terms of the agreement between the Company and its clearing broker, the clearing broker has the right to recover losses resulting from a counterparty's failure to fulfill its contractual obligations. The Company seeks to control the risk associated with its customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

    Credit exposure also may result in the event that the Company's clearing broker is unable to fulfill its contractual obligations. The subsequent settlement of open positions at May 31, 1999 had no material adverse effect on the financial position of the Company.

    During the normal course of business, the Company may sell securities which have not yet been purchased, which represent obligations of the Company to deliver the specified security at a later date, thereby creating a liability to purchase the security in the market at prevailing prices. Such transactions result in off-balance sheet market risk as the Company's ultimate obligation to satisfy the sale of securities sold, but not yet purchased, may exceed the amount recorded on the consolidated

TRIAK SERVICES CORP.                                                           5
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------


    statement of financial condition. The Company seeks to control such market risk through the use of internal monitoring guidelines.

    The Company does not engage in any derivative activities.

11. SUBORDINATED BORROWINGS

    On December 31, 1996, the Company entered into a subordination agreement with the Parent in the amount of $3,000,000. The loan matures on December 31, 2000 and has a stated interest equal to the broker call rate. Subsequently, on March 31, 1997, the Company entered into a second subordination agreement with the Parent in the amount of $3,000,000. This loan, also with a stated interest equal to the broker call rate, matures on March 31, 2001. The weighted average broker call rate was 6.79% for the year. Interest expense on these subordinated borrowings amounted to approximately $408,000 for the year ended May 31, 1999.

    The subordinated borrowings have been approved by the NASD and are therefore included in the computation of net capital under the SEC's uniform net capital rule. These loans may be repaid only if, after giving effect to such repayments, the Company meets the SEC's net capital requirements.

12. SUBSEQUENT EVENTS

    On July 15, 1999, the Company received an additional capital contribution of $10,000,000 from the Parent.

TRIAK SERVICES CORP.
COMPUTATION OF NET CAPITAL PURSUANT TO SEC RULE 15c3-1
MAY 31, 1999                                                          SCHEDULE I
--------------------------------------------------------------------------------

Computation of net capital
    Total stockholder's equity qualified for net capital          $13,355,543
    Subordinated loan                                               6,000,000      $ 19,355,543
                                                                  -----------
    Deductions and/or charges
      Nonallowable assets
        Furniture, fixtures, equipment, computer software
          and leasehold improvements, net                          12,842,722
        Other assets and receivables                                2,406,758        15,249,480
                                                                 ------------       -----------
          Net capital before haircuts on firm securities                              4,106,063
      Haircuts on firm securities                                                         2,042
                                                                                    -----------
          Net capital                                                                 4,104,021
                                                                                    ===========
Computation of alternative net capital requirements
    Minimum net capital requirement                                                     250,000
                                                                                    -----------
    Excess net capital                                                              $ 3,854,021
                                                                                    ===========
    Net capital in excess of 5% of aggregate
      debit items or 120% of minimum net capital
      requirement, whichever is greater                                             $ 3,804,021
                                                                                    ===========


    The above computation does not differ materially from the Company's computation of net capital filed with FOCUS Form X-17A-5 Part IIA on June 11, 1999 with the National Association of Securities Dealers, Inc.

TRIAK SERVICES CORP.
EXEMPTION FROM THE RESERVE REQUIREMENT
FOR BROKERS AND DEALERS PURSUANT TO SEC RULE 15c3-3
MAY 31, 1999                                                         SCHEDULE II
--------------------------------------------------------------------------------

The Company qualifies for exemption from the provisions of Rule 15c3-3 under subparagraph (k)(2)(ii). The Company was in compliance with conditions of this exemption for the period from June 1, 1998 to May 31, 1999.